Exhibit 99

Joint Filer Name:	Quadrangle Capital Partners LP
Address:	375 Park Avenue, 14th Floor, New York, New York 10152
Designated Filer:	POI Acquisition, L.L.C
Date of Event Requiring Statement:	02/08/05
Issuer Name and Ticker or Trading Symbol:	Protection One, Inc. (PONN)

Signature:	QUADRANGLE CAPITAL PARTNERS LP

By: Quadrangle GP Investors LP, its General Partner

By: Quadrangle GP Investors LLC, its General Partner

By:
Name: David A. Tanner
Title: Managing Member

Name:	Quadrangle Capital Partners-A LP
Address:	375 Park Avenue, 14th Floor, New York, New York 10152
Designated Filer:	POI Acquisition, L.L.C.
Date of Event Requiring Statement:	02/08/05
Issuer Name and Ticker or Trading Symbol:	Protection One, Inc. (PONN)

Signature:	QUADRANGLE CAPITAL PARTNERS-A LP

By: Quadrangle GP Investors LP, its General Partner

By: Quadrangle GP Investors LLC, its General Partner

By:
Name: David A. Tanner
Title: Managing Member

Name:	Quadrangle Select Partners LP
Address:	375 Park Avenue, 14th Floor, New York, New York 10152
Designated Filer:	POI Acquisition, L.L.C.
Date of Event Requiring Statement:	02/08/05
Issuer Name and Ticker or Trading Symbol:	Protection One, Inc. (PONN)

Signature:	QUADRANGLE SELECT PARTNERS LP

By: Quadrangle GP Investors LP, its General Partner

By: Quadrangle GP Investors LLC, its General Partner

By:
Name: David A. Tanner
Title: Managing Member

Name:	Quadrangle GP Investors LP
Address:	375 Park Avenue, 14th Floor, New York, New York 10152
Designated Filer:	POI Acquisition, L.L.C.
Date of Event Requiring Statement:	02/08/05
Issuer Name and Ticker or Trading Symbol:	Protection One, Inc. (PONN)

Signature:	QUADRANGLE GP INVESTORS LP

By: Quadrangle GP Investors LLC, its General Partner

By:
Name: David A. Tanner
Title: Managing Member

Name:	Quadrangle GP Investors LLC
Address:	375 Park Avenue, 14th Floor, New York, New York 10152
Designated Filer:	POI Acquisition, L.L.C.
Date of Event Requiring Statement:	02/08/05
Issuer Name and Ticker or Trading Symbol:	Protection One, Inc. (PONN)

Signature:	QUADRANGLE GP INVESTORS LLC

By:
Name: David A. Tanner
Title: Managing Member